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Exhibit 99.1

FINET.COM, INC.

        The undersigned L. Daniel Rawitch, President and Chief Executive Officer of FiNet.com, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies that:

  A.
  The name of the Corporation is FiNet.com, Inc.

  B.
  The undersigned is the President and Chief Executive Officer of the Corporation.

  C.
  Pursuant to the authority conferred upon the Board of Directors of the Corporation by the Restated Certificate of Incorporation of the Corporation, the Board of Directors of the Corporation on May 9, 2002, adopted a resolution creating a series of 60,000 shares of preferred stock with a par value of $0.01 per share, designated as Series B Convertible Preferred Stock, and filed a Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of FiNet.com, Inc. with the Secretary of State of the State of Delaware on May 10, 2002. No shares of Series B Convertible Preferred Stock were issued and outstanding prior to this filing.

  D.
  This Amended and Restated Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of FiNet.com, Inc. (the "Certificate of Designations") was duly adopted in accordance with Sections 141, 151 and 228 of the General Corporation Law of the State of Delaware.

  E.
  The text of the Certificate of Designations is amended and restated to read as set forth in Exhibit A attached hereto.

        IN WITNESS WHEREOF, FiNet.com, Inc. has caused this Amended and Restated Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of FiNet.com, Inc. to be signed by L. Daniel Rawitch, a duly authorized officer of the Corporation, on June 5, 2002.

/s/ L. DANIEL RAWITCH L. Daniel Rawitch President and Chief Executive Officer

EXHIBIT A

AMENDED AND RESTATED
CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
OF
SERIES B CONVERTIBLE PREFERRED STOCK
OF
FINET.COM, INC.

(Pursuant to Section 151 of the General Corporation Law of the State of Delaware)

        Pursuant to Article FOURTH of the Restated Certificate of Incorporation of the Corporation, a series of preferred stock having the following relative rights, preferences, privileges and restrictions is hereby created:

        1.    Designation and Amount.    The shares of such series shall be designated as "Series B Convertible Preferred Stock," and the number of shares constituting such series shall be Sixty Thousand (60,000) with a par value of $0.01.

        2.    Definitions.    For purposes of this Certificate of Designations, the following definitions shall apply:

          (a)  "Conversion Price" shall mean $1.00 per share for the Series B Convertible Preferred Stock (subject to adjustment from time to time for Recapitalizations and as otherwise set forth elsewhere herein).

          (b)  "Corporation" shall mean FiNet.com, Inc.

          (c)  "Convertible Securities" shall mean any evidences of indebtedness, shares or other securities convertible into or exchangeable for Common Stock.

          (d)  "Distribution" shall mean the transfer of cash or other property without consideration whether by way of dividend or otherwise, other than dividends on Common Stock payable in Common Stock, or the purchase or redemption of shares of the Corporation for cash or property other than: (i) repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries upon termination of their employment or services pursuant to agreements providing for the right of said repurchase, (ii) repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries pursuant to rights of first refusal contained in agreements providing for such right, (iii) repurchase of capital stock of the Corporation in connection with the settlement of disputes with any shareholder, (iv) any other repurchase or redemption of capital stock of the Corporation approved by the holders of the Common and Preferred Stock of the Corporation voting as separate classes.

          (e)  "Dividend Rate" shall mean an annual rate of $2.00 per share for the Series B Convertible Preferred Stock (subject to adjustment from time to time for Recapitalizations as set forth elsewhere herein).

          (f)    "Liquidation Preference" shall mean $40.00 per share for the Series B Convertible Preferred Stock (subject to adjustment from time to time for Recapitalizations as set forth elsewhere herein).

          (g)  "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

          (h)  "Original Issue Price" shall mean $40.00 per share for the Series B Convertible Preferred Stock (subject to adjustment from time to time for Recapitalizations as set forth elsewhere herein).

          (i)    "Preferred Stock" shall mean the Series B Convertible Preferred Stock.

          (j)    "Recapitalization" shall mean any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event.

        3.    Dividends.

          (a)    Preferred Stock.    In any calendar year, the holders of outstanding shares of Preferred Stock shall be entitled to receive dividends, when and as declared by the Board of Directors, out of any assets at the time legally available therefor, at the Dividend Rate specified for such shares of Preferred Stock, plus any dividends declared or accrued but not paid, payable in preference and priority to any declaration or payment of any Distribution on Common Stock of the Corporation in such calendar year. No Distributions shall be made with respect to the Common Stock until all declared dividends on the Preferred Stock have been paid or set aside for payment to the Preferred Stock holders. Payment of any dividends to the holders of the Preferred Stock shall be on a pro-rata, pari passu basis in proportion to the Dividend Rates for each series of Preferred Stock. The right to receive dividends on shares of Preferred Stock shall be cumulative, and the right to such dividends shall accrue to holders of Preferred Stock whether or not dividends on said shares are declared or paid in any calendar year. The Dividend Rate for any partial calendar year shall be prorated and calculated on the basis of a 365-day calendar year.

          (b)    Common Stock.    Dividends may be paid on the Common Stock as and when declared by the Board of Directors, subject to the prior dividend rights of the Preferred Stock and to Section 7 below.

          (c)    Non-Cash Distributions.    Whenever a Distribution provided for in this Section 3 shall be payable in property other than cash, the value of such Distribution shall be deemed to be the fair market value of such property as determined in good faith by the Board of Directors.

        4.    Liquidation Rights.

          (a)    Liquidation Preference.    In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of the Preferred Stock shall be entitled to receive, prior and in preference to any Distribution of any of the assets of the Corporation to the holders of the Common Stock by reason of their ownership of such stock, an amount per share for each share of Preferred Stock held by them equal to the sum of (i) the Liquidation Preference specified for such share of Preferred Stock and (ii) all unpaid dividends (if any), whether or not declared, on such share of Preferred Stock. If upon the liquidation, dissolution or winding up of the Corporation, the assets of the Corporation legally available for distribution to the holders of the Preferred Stock are insufficient to permit the payment to such holders of the full amounts specified in this Section 4(a), then the entire assets of the Corporation legally available for distribution shall be distributed with equal priority and pro rata among the holders of the Preferred Stock in proportion to the full amounts they would otherwise be entitled to receive pursuant to this Section 4(a).

          (b)    Remaining Assets.    After the payment or setting aside for payment to the holders of Preferred Stock of the full amounts specified in Section 4(a) above, the entire remaining assets of the Corporation legally available for distribution shall be distributed pro-rata to holders of the Common Stock of the Corporation in proportion to the number of shares of Common Stock held by them.

          (c)    Shares not Treated as Both Preferred Stock and Common Stock in any Distribution.    Shares of Preferred Stock shall not be entitled to be converted into shares of Common Stock in order to participate in any Distribution, or series of Distributions, as shares of Common Stock, without first foregoing participation in the Distribution, or series of Distributions, as shares of Preferred Stock.

          (d)    Reorganization.    For purposes of the liquidation rights provisions of this Section 4 only, and not for purposes of the Corporation's redemption provisions set forth in Section 7 below, a liquidation, dissolution or winding up of the Corporation shall be deemed to be occasioned by, or to include, (a) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any sale of stock for capital raising purposes) other than a transaction or series of transactions in which the holders of the voting securities of the Corporation outstanding immediately prior to such transaction continue to retain (either by such voting securities remaining outstanding or by such voting securities being converted into voting securities of the surviving entity), as a result of shares in the Corporation held by such holders prior to such transaction, at least fifty percent (50%) of the total voting power represented by the voting securities of the Corporation or such surviving entity outstanding immediately after such transaction or series of transactions; (b) a sale, lease or other conveyance of all or substantially all of the assets of the Corporation; or (c) any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

          (e)    Valuation of Non-Cash Consideration.    If any assets of the Corporation distributed to shareholders in connection with any liquidation, dissolution, or winding up of the Corporation are other than cash, then the value of such assets shall be their fair market value as determined in good faith by the Board of Directors, except that any publicly-traded securities to be distributed to shareholders in a liquidation, dissolution, or winding up of the Corporation shall be valued as follows:

              (i)  If the securities are then traded on a national securities exchange or the Nasdaq Stock Market (or a similar national quotation system), then the value of the securities shall be deemed to be to the average of the closing prices of the securities on such exchange or system over the ten (10) trading day period ending five (5) trading days prior to the Distribution;

            (ii)  if the securities are actively traded over-the-counter, then the value of the securities shall be deemed to be the average of the closing bid prices of the securities over the ten (10) trading day period ending five (5) trading days prior to the Distribution.

        In the event of a merger or other acquisition of the Corporation by another entity, the Distribution date shall be deemed to be the date such transaction closes.

        For the purposes of this subsection 4(e), "trading day" shall mean any day which the exchange or system on which the securities to be distributed are traded is open and "closing prices" or "closing bid prices" shall be deemed to be: (i) for securities traded primarily on the New York Stock Exchange, the American Stock Exchange or Nasdaq, the last reported trade price or sale price, as the case may be, at 4:00 p.m., New York time, on that day and (ii) for securities listed or traded on other exchanges, markets and systems, the market price as of the end of the regular hours trading period that is generally accepted as such for such exchange, market or system. If, after the date hereof, the benchmark times generally accepted in the securities industry for determining the market price of a stock as of a given trading day shall change from those set forth above, the fair market value shall be determined as of such other generally accepted benchmark times.

        5.    Conversion.    The holders of the Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

          (a)    Right to Convert.    Each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of the Corporation or any transfer agent for the Preferred Stock, into that number of fully-paid, nonassessable shares of Common Stock determined by dividing the Original Issue Price for the relevant series by the Conversion Price for such series. (The number of shares of Common Stock into which each share of Preferred Stock of a series may be converted is hereinafter referred to as the "Conversion Rate" for each such series.) Upon any decrease or increase in the Conversion Price for any series of Preferred Stock, as described in this Section 5, the Conversion Rate for such series shall be appropriately increased or decreased.

          (b)    Automatic Conversion.    Each share of Preferred Stock shall automatically be converted into fully-paid, non-assessable shares of Common Stock at the then effective Conversion Rate for such share (i) upon the receipt by the Corporation of a written request for such conversion from the holders of a majority of the Preferred Stock then outstanding, or, if later, the effective date for conversion specified in such requests; or (ii) upon the receipt by the Holders of written notice from the Corporation of such conversion, at the Corporation's option, provided, however, that the Corporation may not require conversion pursuant to this clause (ii) unless and until the closing price of the Company's Common Stock, as reported on the Nasdaq Small Cap market, has been equal to or in excess of $2.00 (subject to adjustment from time to time for Recapitalizations) for a period of twenty (20) consecutive trading days following the date of filing of this Certificate of Designations (each of the events referred to in (i) and (ii) are referred to herein as an "Automatic Conversion Event").

          (c)    Mechanics of Conversion.    At the time of each such conversion, the Corporation shall pay, in shares of Common Stock, an amount (calculated as provided below) equal to all dividends (whether or not declared) accrued and unpaid on the shares of Preferred Stock surrendered for conversion up to and including the date upon which such conversion is deemed to take place as provided in this Section 5(c). The number of shares of Common Stock to be issued as payment of accrued and unpaid dividends at the time of such conversion shall equal the quotient obtained by dividing (a) the dollar amount of all dividends (whether or not declared) accrued and unpaid on the aggregate shares of Preferred Stock surrendered by a holder for conversion by (b) the Conversion Price for such series. No fractional shares of Common Stock shall be issued upon conversion of Preferred Stock or payment of dividend. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then fair market value of a share of Common Stock as determined by the Board of Directors. For such purpose, all shares of Preferred Stock held by each holder of Preferred Stock shall be aggregated and all shares of Common Stock issuable as payment of dividends upon conversion shall be aggregated, and any resulting fractional share of Common Stock shall be paid in cash. Before any holder of Preferred Stock shall be entitled to convert the same into full shares of Common Stock, and to receive certificates therefor, he shall either (A) surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Preferred Stock or (B) notify the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and execute an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates, and shall give written notice to the Corporation at such office that he elects to convert the same; provided, however, that on the date of an Automatic Conversion Event, the outstanding shares of Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided further, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such Automatic Conversion Event unless either the certificates evidencing such shares of Preferred Stock are delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. On the date of the occurrence of an Automatic Conversion Event, each holder of record of shares of Preferred Stock shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, notwithstanding that the certificates representing such shares of Preferred Stock shall not have been surrendered at the office of the Corporation, that notice from the Corporation shall not have been received by any holder of record of shares of Preferred Stock, or that the certificates evidencing such shares of Common Stock shall not then be actually delivered to such holder.

          (d)    Adjustments to Conversion Price for Diluting Issues.

              (i)  Special Definition.    For purposes of this paragraph 5(d), "Additional Shares of Common" shall mean all shares of Common Stock issued (or, pursuant to paragraph 5(d)(iii), deemed to be issued) by the Corporation after the filing of this Certificate of Designations, other than:

              (1)  shares of Common Stock and options, warrants or other rights to purchase Common Stock issued to employees, officers or directors of, or consultant or advisors to the Corporation or any subsidiary pursuant to restricted stock purchase agreements, stock option plans or similar arrangements as may be unanimously approved by the Board of Directors, shares of or options, warrants or other rights or purchase Common Stock net of any stock repurchases or expired or terminated options pursuant to the terms of any option plan, restricted stock purchase agreement or similar arrangement;

              (2)  shares of Common Stock issued upon the exercise or conversion of Options or Convertible Securities outstanding as of the date of the filing of this Certificate of Designations or upon the exercise or conversion of Options or Convertible Securities set forth in sub-paragraph 5(d)(i)(1) above;

              (3)  shares of Common Stock issued or issuable as a dividend or distribution on Preferred Stock or pursuant to any event for which adjustment is made pursuant to paragraph 5(e), 5(f) or and 5(g) hereof;

              (4)  shares of Common Stock issued in a registered public offering under the Securities Act;

              (5)  shares of Common Stock issued or issuable pursuant to the acquisition of another corporation by the Corporation by merger, purchase of substantially all of the assets or other reorganization or to a joint venture agreement, provided, that such issuances are approved by the Board of Directors;

              (6)  shares of Common Stock issued or issuable to banks, equipment lessors or other financial institutions pursuant to a debt financing or commercial leasing transaction approved by the Board of Directors;

              (7)  shares of Common Stock issued or issuable in connection with sponsored research, collaboration, technology license, development, OEM, marketing or other similar agreements or strategic partnerships approved by the Board of Directors; and

              (8)  shares of Common Stock issued to suppliers or third party service providers in connection with the provision of goods or services pursuant to transactions approved by the Board of Directors.

            (ii)  No Adjustment of Conversion Price.    No adjustment in the Conversion Price of a particular series of Preferred Stock shall be made in respect of the issuance of Additional Shares of Common unless the consideration per share (as determined pursuant to paragraph 5(d)(v)) for an Additional Share of Common issued or deemed to be issued by the Corporation is less than the Conversion Price in effect on the date of, and immediately prior to such issue, for such series of Preferred Stock.

            (iii)  Deemed Issue of Additional Shares of Common.    In the event the Corporation at any time or from time to time after the date of the filing of this Certificate of Designations shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities, the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options and the conversion or exchange of the underlying securities, shall be deemed to have been issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which shares are deemed to be issued:

              (1)  no further adjustment in the Conversion Price of any series of Preferred Stock shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock in connection with the exercise of such Options or conversion or exchange of such Convertible Securities;

              (2)  if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the Corporation or in the number of shares of Common Stock issuable upon the exercise, conversion or exchange thereof (other than a change pursuant to the anti-dilution provisions of such Options or Convertible Securities such as this Section 5(d) or pursuant to Recapitalization provisions of such Options or Convertible Securities such as Sections 5(e), 5(f) and 5(g) hereof), the Conversion Price of each series of Preferred Stock and any subsequent adjustments based thereon shall be recomputed to reflect such change as if such change had been in effect as of the original issue thereof (or upon the occurrence of the record date with respect thereto);

              (3)  no readjustment pursuant to clause (2) above shall have the effect of increasing the Conversion Price of a series of Preferred Stock to an amount above the Conversion Price that would have resulted from any other issuances of Additional Shares of Common and any other adjustments provided for herein between the original adjustment date and such readjustment date;

              (4)  upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price of each Series of Preferred Stock computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto) and any subsequent adjustments based thereon shall, upon such expiration, be recomputed as if:

                (a)  in the case of Convertible Securities or Options for Common Stock, the only Additional Shares of Common issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of such exercised Options plus the consideration actually received by the Corporation upon such exercise or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange, and

                (b)  in the case of Options for Convertible Securities, only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the

        Additional Shares of Common deemed to have been then issued was the consideration actually received by the Corporation for the issue of such exercised Options, plus the consideration deemed to have been received by the Corporation (determined pursuant to Section 5(d)(v)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised; and

              (5)  if such record date shall have been fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this paragraph 5(d)(iii) as of the actual date of their issuance.

            (iv)  Adjustment of Conversion Price Upon Issuance of Additional Shares of Common.    In the event this Corporation shall issue Additional Shares of Common (including Additional Shares of Common deemed to be issued pursuant to paragraph 5(d)(iii)) without consideration or for a consideration per share less than the applicable Conversion Price of a series of Preferred Stock in effect on the date of and immediately prior to such issue, then, the Conversion Price of the affected series of Preferred Stock shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common so issued would purchase at such Conversion Price, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common so issued. Notwithstanding the foregoing, the Conversion Price shall not be reduced at such time if the amount of such reduction would be less than $0.01, but any such amount shall be carried forward, and a reduction will be made with respect to such amount at the time of, and together with, any subsequent reduction which, together with such amount and any other amounts so carried forward, equal $0.01 or more in the aggregate. For the purposes of this Subsection 5(d)(iv), all shares of Common Stock issuable upon conversion of all outstanding shares of Preferred Stock and the exercise and/or conversion of any other outstanding Convertible Securities and all outstanding Options shall be deemed to be outstanding.

            (v)  Determination of Consideration.    For purposes of this subsection 5(d), the consideration received by the Corporation for the issue (or deemed issue) of any Additional Shares of Common shall be computed as follows:

              (1)  Cash and Property.    Such consideration shall:

                (a)  insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with such issuance;

                (b)  insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                (c)  in the event Additional Shares of Common are issued together with other shares or securities or other assets of the Corporation for consideration that covers both, be the proportion of such consideration so received, computed as provided in clauses (a) and (b) above, as reasonably determined in good faith by the Board of Directors.

              (2)  Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common deemed to have been issued pursuant to paragraph 5(d)(iii) shall be determined by dividing:

                (x)  the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities by

                (y)  the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

          (e)    Adjustments for Subdivisions or Combinations of Common Stock.    In the event the outstanding shares of Common Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Common Stock, the Conversion Price of each series of Preferred Stock in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding shares of Common Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Common Stock, the Conversion Prices in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately increased.

          (f)    Adjustments for Subdivisions or Combinations of Preferred Stock.    In the event the outstanding shares of Preferred Stock or a series of Preferred Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Preferred Stock, the Dividend Rate, Original Issue Price and Liquidation Preference of the affected series of Preferred Stock in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately decreased. In the event the outstanding shares of Preferred Stock or a series of Preferred Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Preferred Stock, the Dividend Rate, Original Issue Price and Liquidation Preference of the affected series of Preferred Stock in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately increased.

          (g)    Adjustments for Reclassification, Exchange and Substitution.    Subject to Section 4 above ("Liquidation Rights"), if the Common Stock issuable upon conversion of the Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), then, in any such event, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive each holder of such Preferred Stock shall have the right thereafter to convert such shares of Preferred Stock into a number of shares of such other class or classes of stock which a holder of the number of shares of Common Stock deliverable upon conversion of such series of Preferred Stock immediately before that change would have been entitled to receive in such reorganization or reclassification, all subject to further adjustment as provided herein with respect to such other shares.

          (h)    No Impairment.    The Corporation will not through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Preferred Stock against impairment. Notwithstanding the foregoing, nothing in this Section 5(h) shall prohibit the Corporation from amending its Certificate of Incorporation with the requisite consent of its shareholders and the board of directors.

            (i)  Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Preferred Stock.

          (j)    Waiver of Adjustment of Conversion Price.    Notwithstanding anything herein to the contrary, any downward adjustment of the Conversion Price of any series of Preferred Stock may be waived, either prospectively or retroactively and either generally or in a particular instance, by the consent or vote of the holders of the majority of the outstanding shares of such series. Any such waiver shall bind all future holders of shares of such series of Preferred Stock.

          (k)    Reservation of Stock Issuable Upon Conversion.    The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

        6.    Voting.

          (a)    Restricted Class Voting.    Except as otherwise expressly provided herein or as required by law, the holders of Preferred Stock and the holders of Common Stock shall vote together and not as separate classes.

          (b)    No Series Voting.    Other than as provided herein or required by law, there shall be no series voting.

          (c)    Preferred Stock.    Each holder of Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which the shares of Preferred Stock held by such holder could be converted as of the record date. The holders of shares of the Preferred Stock shall be entitled to vote on all matters on which the Common Stock shall be entitled to vote. Holders of Preferred Stock shall be entitled to notice of any shareholders' meeting in accordance with the Bylaws of the Corporation. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Preferred Stock held by each holder could be converted), shall be disregarded.

          (d)    Adjustment in Authorized Common Stock.    The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares of Common Stock then outstanding) by an affirmative vote of the holders of a majority of the stock of the Corporation.

          (e)    Common Stock.    Each holder of shares of Common Stock shall be entitled to one vote for each share thereof held.

        7.    Redemption.

          (a)  At any time after May 10, 2007, the Corporation shall have the option to redeem, out of funds legally available therefor, any or all outstanding shares of Series B Convertible Preferred which have not been converted into Common Stock pursuant to Section 5 hereof, in whole, or in any number of installments (each a "Redemption Date") at the sole discretion of the Corporation. The Corporation shall redeem the shares of Series B Convertible Preferred by paying in cash an amount per share equal to the Original Issue Price for such Series B Convertible Preferred, plus an amount equal to all declared and unpaid dividends thereon, whether or not earned (the "Redemption Price").

          (b)  Any redemption effected pursuant to Section 7(a) shall be made on a pro rata basis among the holders of the Series B Convertible Preferred in proportion to the shares of Series B Convertible Preferred then held by them.

          (c)  At least fifteen (15), but no more than thirty (30) days prior to each Redemption Date, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Preferred Stock to be redeemed, at the address last shown on the records of the Corporation for such holder, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to the Corporation, in the manner and at the place designated, the holder's certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Except as provided herein, on or after each Redemption Date each holder of Preferred Stock to be redeemed shall surrender to the Corporation the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

          (d)  From and after each Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of shares of Preferred Stock designated for redemption in the respective Redemption Notice as holders of Preferred Stock (except the right to receive the Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. The shares of Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein.

          (e)  On or prior to each Redemption Date, the Corporation may deposit the Redemption Price of all shares of Preferred Stock designated for redemption in the respective Redemption Notice and not yet redeemed with a bank or trust corporation having aggregate capital and surplus in excess of $100,000,000, as a trust fund for the benefit of the respective holders of the shares designated for redemption and not yet redeemed, with irrevocable instructions and authority to the bank or trust corporation to pay the Redemption Price for such shares to their respective holders on or after such Redemption Date upon receipt of notification from the Corporation that such holder has surrendered a share certificate to the Corporation pursuant to Section 7(c) above. As of such Redemption Date, the deposit shall constitute full payment of the shares to their holders, and from and after the Redemption Date the shares so called for redemption shall be redeemed and shall be deemed to be no longer outstanding, and the holders thereof shall cease to be stockholders with respect to such shares and shall have no rights with respect thereto except the right to receive from the bank or trust corporation payment of the Redemption Price of the shares, without interest, upon surrender of their certificates therefor. Such instructions shall also provide that any moneys deposited by the Corporation pursuant to this Section 7(e) for the redemption of shares thereafter converted into shares of the Corporation's Common Stock pursuant to Section 5 hereof prior to the Redemption Date shall be returned to the Corporation forthwith upon such conversion. The balance of any moneys deposited by the Corporation pursuant to this Section 7(e) remaining unclaimed at the expiration of two (2) years following each Redemption Date shall thereafter be returned to the Corporation upon its request expressed in a resolution of its Board of Directors.

        8.    Amendments and Changes.    As long as any of the Preferred Stock shall be issued and outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent as provided by law) of the holders of more than 50% of the outstanding shares of the Preferred Stock:

          (a)  amend, alter or repeal any provision of the Certificate of Incorporation of the Corporation if such action would adversely alter the rights, preferences, privileges or powers of, or restrictions provided for the benefit of the Preferred Stock or any series thereof;

          (b)  increase or decrease (other than for decreases resulting from conversion of the Preferred Stock) the authorized number of shares of Preferred Stock or any series thereof;

          (c)  authorize or create (by reclassification or otherwise) any new class or series of shares having rights, preferences or privileges with respect to dividends or payments upon liquidation senior to or on a parity with any series of Preferred Stock or having voting rights other than those granted to the Preferred Stock generally;

          (d)  enter into any transaction or series of related transactions deemed to be a liquidation, dissolution or winding up of the Corporation pursuant to Section 4(d) above.

          (e)  authorize a merger or sale of substantially all of the assets of the Corporation;

            (f)  voluntarily liquidate or dissolve;

          (g)  declare or pay any Distribution (as defined in Section 2(d)) with respect to the Preferred Stock (other than as set forth in Section 7 hereof) or Common Stock of the Corporation; or

          (h)  amend this Section 8.

        9.    Notices.    Any notice required by the provisions of this Certificate of Designations to be given to the holders of Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at such holder's address appearing on the books of the Corporation.

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  Exhibit 99.1
AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES B CONVERTIBLE PREFERRED STOCK OF FINET.COM, INC.